UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2011

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.
On September 8, 2011, the Registrant issued a press release announcing its results for the first quarter of fiscal 2012, which ended July 31, 2011. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.
The press release contains certain non-GAAP financial information about the Registrant. The Registrant has reconciled the non-GAAP financial measure to the GAAP financial measure, which is contained within the press release.
The non-GAAP financial measure in the press release uses a financial measure computed in accordance with GAAP as a starting point. The GAAP measure is adjusted by the impact of certain significant items to arrive at the non-GAAP financial measure. Management believes that this non-GAAP financial measure reflects an additional way of viewing aspects of our business that, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting our historical financial performance and projected future operating results. This combined view of GAAP and non-GAAP measures also provides greater transparency of underlying profit trends and better comparability of results across periods. Additionally, investors frequently request information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors' ability to assess our historical performance and to project future financial performance. This non-GAAP financial measure is not intended to be a substitute for the comparable GAAP measure and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Management also uses certain non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses and in planning for and forecasting financial results for future periods.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated September 8, 2011, announcing the Registrant's results for the first quarter of fiscal 2012, which ended July 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 8, 2011	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press release, dated September 8, 2011, announcing the Registrant's results for the first quarter of fiscal 2012, which ended July 31, 2011.